Exhibit 10.3

                             DOLLAR FINANCIAL CORP.
                            STOCK OPTION GRANT NOTICE
                           (2005 Stock Incentive Plan)

Dollar Financial Corp. (the "Company"), pursuant to its 2005 Stock Incentive Plan (the "Plan"), hereby grants to Optionee the option to purchase the number of Shares of the Company set forth below (the "Option"). This Option is subject to all of the terms and conditions as set forth in this Grant Notice, the Stock Option Agreement (the "Option Agreement") and the Plan, all of which are attached hereto and incorporated herein in their entirety.

Optionee:
                                               ---------------------------------
Date of Grant:
                                               ---------------------------------
Number of Shares of Common Stock:
                                               ---------------------------------
Exercise Price Per Share:
                                               ---------------------------------
Initial Vesting Date:
                                               ---------------------------------
Type of Option                                 ISO / NQSO

Vesting Schedule: Subject to the restrictions and limitations of the Option Agreement and the Plan, this Option shall vest and become exercisable with respect to [__]% of the Shares subject to this Option on the Initial Vesting Date. On each subsequent anniversary of the Initial Vesting Date, this Option shall become vested and exercisable with respect to an additional [__]% of the Shares subject to this Option.

Additional Terms/Acknowledgements: The undersigned Optionee acknowledges receipt of, and has read and understands and agrees to, this Grant Notice, the Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the grant by the Company of the Option referred to in this Grant Notice. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Administrator upon any questions arising under this Option or the Plan.

DOLLAR FINANCIAL CORP.                     OPTIONEE:


By:_____________________________           _____________________________________
             Signature                                   Signature

Title:____________________________         Date:________________________________

Date:____________________________

ATTACHMENTS:               Stock Option Agreement and 2005 Stock Incentive Plan

SPOUSE OF OPTIONEE:

Spouse has read and understands this Grant Notice, the Option Agreement and the Plan and is executing this Grant Notice to evidence Spouse's consent and agreement to be bound by all of the terms and conditions of this Grant Notice, the Option Agreement and the Plan (including those relating to the appointment of the Optionee as agent for any interest that Spouse may have in the Option Shares).


--------------------------------           -------------------------------------
          Signature                             Date

Optionee Address:

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